Exhibit 10.1

INOZYME PHARMA, INC.

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of November 9, 2018, by and among INOZYME PHARMA, INC., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto (referred to hereinafter as the “Investors” and each individually as an “Investor”) amends and restates the Amended and Restated Investor Rights Agreement entered into as of April 13, 2017, by and among the Company and the Investors (defined therein) party thereto (the “Prior Agreement”).

RECITALS

A.    Certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share (the “Series A Preferred Stock”), pursuant to that certain Amended and Restated Series A Convertible Preferred Stock Purchase Agreement and possess registration rights, information rights, rights of first offer, and other rights pursuant to the Prior Agreement.

B.    The Existing Investors are holders of a majority of the Registrable Securities of the Company (as defined in the Prior Agreement) and desire to amend and restate the Prior Agreement in its entirety and to accept the rights granted and obligations imposed pursuant to this Agreement in lieu of the rights granted and obligations imposed under the Prior Agreement.

C.    Certain of the Investors are parties to that certain Series A-2 Preferred Stock Purchase Agreement of even date herewith by and among the Company and such Investors (the “Purchase Agreement”), under which certain of the Company’s and such Investors’ obligations are conditioned upon the execution and delivery of this Agreement by such Investors, Existing Investors holding at least a majority of the Registrable Securities, and the Company.

D.    The parties wish to amend and restate the Prior Agreement on the terms provided herein.

The parties hereto agree as follows:

SECTION 1.    GENERAL.

1.1    Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a)    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any investment fund or other Person now or hereafter existing which is controlled by one or more general partners, managing members, or equity holders of, shares the same management company with, or is under common management with, such Person. Notwithstanding the above, with respect to Novo Holdings A/S, in lieu of the above definition, the term “Affiliate” shall mean Novo Ventures (US) Inc. (together with Novo Holdings A/S, “Novo”), any partner, executive officer or director of Novo or any venture capital fund or other person now or hereafter existing formed for the purpose of making investments in other persons that is controlled by or under common control with Novo, and for the avoidance of doubt, shall not include any other affiliate of Novo.

(b)    “Board” shall mean the Company’s Board of Directors.

(c)    “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law or executive order to remain closed.

(d)    “Common Stock” shall mean the Common Stock, par value $0.0001 per share, of the Company.

(e)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)    “Form S-3” means a Registration Statement on Form S-3 under the Securities Act, as such form is in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the registrant thereunder with the SEC.

(g)    “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(h)    “Initial Public Offering” means the closing of the Company’s first bona fide, firm commitment underwritten public offering of the Common Stock registered under the Securities Act.

(i)    “Major Investor” means any Investor who holds at least 3,139,860 shares of Preferred Stock.

(j)    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(k)    “Preferred Stock” means, collectively, the Series A Preferred Stock and the Series A-2 Preferred Stock.

(l)    “Qualified Public Offering” shall have the meaning prescribed in the Company’s Amended and Restated Certificate of Incorporation of even date herewith, as the same may be amended from time to time (the “Charter”).

(m)    “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

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(n)    “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of Preferred Stock and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any securities described in the immediately preceding clause (a) or this clause (b). Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement ordered effective by the SEC, Rule 144 under the Securities Act or another exemption from registration under the Securities Act, (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned, or (iii) issued upon conversion of Preferred Stock pursuant to a Special Mandatory Conversion.

(o)    “Registrable Securities then outstanding” shall be the number of shares of the Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(p)    “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration, qualification and filing fees, FINRA fees and expenses, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed thirty-five thousand dollars ($35,000) of a single counsel for the Holders, blue sky fees and expenses and the expense of any regular or special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(q)    “SEC” means the Securities and Exchange Commission.

(r)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(s)    “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

(t)    “Series A-2 Preferred Stock” shall mean shares of the Company’s Series A-2 Convertible Preferred Stock, $0.0001 par value per share.

(u)    “Special Mandatory Conversion” shall have the meaning provided in the Charter.

(v)    “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 under the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

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SECTION 2.    REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1    Restrictions on Transfer.

(a)    Each Holder agrees not to make any disposition of all or any portion of the Preferred Stock or Registrable Securities unless and until:

(i)    there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)    (A) if such transfer is prior to the Company’s Initial Public Offering, the transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company, at its expense, with an opinion of counsel, reasonably satisfactory to the Company, or any other evidence that the Company may require (which may include a “no action” letter from the staff of the SEC) that such disposition will not require registration of such shares under the Securities Act. The Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Securities Act unless the Holder is an “affiliate” (as defined for purposes of Rule 144 under the Securities Act) of the Company or the Company believes in good faith that there is a substantial question about whether or not the Holder is such an affiliate.

(b)    Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring by means of distribution to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring by means of distribution to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s family member or a trust for the benefit of an individual Holder or members of such Holder’s family or (E) a Holder transferring to an Affiliate of such Holder; provided that in each such case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he, she or it were an original Holder hereunder if such transfer is prior to the Company’s Initial Public Offering.

(c)    Each certificate representing Preferred Stock or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR

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RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d)    The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Public Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend and in circumstances in which the Holder would not be required to file a Form 144 with the SEC to claim the “safe harbor” exemption from registration under the Securities Act afforded by Rule 144 under the Securities Act, whether or not in fact such Holder is claiming such safe harbor exemption, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions under this Agreement.

(e)    Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal or advice of counsel to the Company that such legend may lawfully be removed.

2.2    Demand Registration.

(a)    Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of 56% of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of all or a part of the Registrable Securities having (i) an anticipated aggregate offering price, net of underwriting discounts and commissions, of not less than $50,000,000 (if the Company has not yet completed its Initial Public Offering) or (ii) an anticipated aggregate offering price, net of underwriting discounts and commissions, of not less than $10,000,000 (after the Company completes its Initial Public Offering), then the Company shall, within 30 days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holder or Holders joining in such request as specified by notice given by each such Holder to the Company within 20 days after receipt of such written notice from the Company.

(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter

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or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Common Stock that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company and securities of any other selling stockholders proposed to be sold by the Company or such selling stockholders are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)    The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i)    prior to the earlier of (A) the third anniversary of the date of this Agreement or (B) six months following the Initial Public Offering;

(ii)    after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective by the SEC;

(iii)    during the period starting with the date of filing with the SEC of, and ending on the date 180 days following the effective date of the registration statement pertaining to the Initial Public Offering (or such longer period as may be determined pursuant to Section 2.11 hereof); provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv)    if within 30 days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company, gives notice to the Holders of the company’s intention to file a registration statement for its Initial Offering within 60 days;

(v)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board or the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any 12 month period;

(vi)    if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

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(vii)    in any particular jurisdiction in which the Company would be required to qualify to do business, to execute a general consent to service of process or to subject itself to taxation in effecting such registration, qualification or compliance.

2.3    Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least 20 days prior to the filing by the Company of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company for stockholders other than the Holders, but excluding Special Registration Statements), and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 15 days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in such registration statement filed by the Company, such Holder shall nevertheless continue to have the right to include any of its Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a)    Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriters determine in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders who propose to include their Registrable Securities in such underwriting; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Public Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares that may be included by Holders without the written consent of Holders of a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the

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partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include Registrable Securities in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4    Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b)    as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i)    if Form S-3 is unavailable for such offering by the Holders;

(ii)    if the Holders, together with the holders of any other securities of the Company entitled to include their securities in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000);

(iii)    if within 30 days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering of its securities within 90 days, other than pursuant to a Special Registration Statement;

(iv)    if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board or the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period

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of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than twice in any 12 month period;

(v)    if the Company has, within the 12 month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(vi)    in any particular jurisdiction in which the Company would be required to qualify to do business, to execute a general consent to service of process or to subject itself to taxation in effecting such registration, qualification or compliance.

(c)    Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5    Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were unaware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(ii) or 2.4(b)(v), as applicable, to undertake any subsequent registration, in which event such withdrawn registration shall be deemed to have been ordered effective by the SEC for purposes of determining whether the Company shall be obligated pursuant to Sections 2.2(c)(ii) and 2.4(b), as applicable, to undertake any subsequent registration. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(ii) or 2.4(b)(v), as applicable, to undertake any subsequent registration.

2.6    Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 30 days or, if earlier, until the

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Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use of any registration statement (and the participating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to suspend the use of a registration statement and prospectus hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the Suspension Period after receiving notice of such delay or suspension; and (ii) use their reasonable efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement, other than a registration statement on Form S-3, that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b)    Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c)    Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)    Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process or to subject itself to taxation in any such states or jurisdictions.

(e)    In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

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(f)    Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)    Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) letters addressed to the underwriters, dated as of such date and as of the closing date for such offering, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering.

2.7    Delay of Registration; Furnishing Information.

(a)    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b)    It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c)    The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8    Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a)    To the extent permitted by applicable law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against

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any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b)    To the extent permitted by applicable law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such underwriter or Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or Exchange Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder or any such underwriter in connection with investigating

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or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c)    Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)    If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e)    The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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2.9    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) acquires shares of Registrable Securities such that the transferee or assignee holds at least two percent (2%) of the Company’s Registrable Securities (as adjusted for stock splits and combinations) as a result of such acquisition, or (d) is an Affiliate of a Holder; provided, however, (i) the transferor shall, within 20 days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee shall execute a counterpart of this Agreement and thereby become a party to and bound by this Agreement with respect to the transferred Registrable Securities to the same extent as the transferring Holder was prior to such transfer; provided further, however, no such assignment shall be permitted if such assignment is not made in compliance with the Co-Sale Agreement (as defined in the Purchase Agreement).

2.10    Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement in either such case that would reduce the number of shares includable by the Holders.

2.11    Market Stand-Off Agreement. Each Holder hereby agrees that such Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the date of the final prospectus relating to the Initial Public Offering provided, that all officers and directors of the Company who beneficially own any shares of Common Stock and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements on terms no more favorable than those applicable to the Holder. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

2.12    Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriters that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The

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obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. In order to enforce Section 2.11, Section 2.12 and any such other agreement requested by the Company or the managing underwriters, the Company may impose stop-transfer instructions with respect to such shares of Common Stock (or other securities) until the end of such period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Section 2.11 and this Section 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Section 2.11 and this Section 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13    Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

(a)    Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company under the Securities Act for an offering of its securities to the general public;

(b)    File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)    So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements) if such compliance is required for such Holder to sell shares of Common Stock in reliance on Rule 144 under the Securities Act; a copy of the most recent annual or quarterly report of the Company filed with the SEC if the Company’s making such filing is required for such Holder to sell shares of Common Stock in reliance on Rule 144 under the Securities Act; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration if the furnishing of any such report or document is necessary to enable such Holder to sell Common Stock in reliance on under Rule 144 under the Securities Act.

2.14    Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (i) the date five (5) years following a Qualified Public Offering; or (ii) such time as such Holder beneficially owns less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as-if-converted basis), and the Company has completed its Qualified Public Offering and all Registrable Securities of the Company issuable or issued upon conversion of the Preferred Stock held by and issuable to such Holder (and its Affiliates) may be sold pursuant to Rule 144 during any 90 day period. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

2.15    Amendment of Existing Registration Rights Agreements. No amendment, waiver or modification of any provision of any other agreement relating to the registration of shares of the Company’s capital stock in effect as of the Effective Date, including, without limitation,

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that certain Registration Rights Agreement, dated as of June 1, 2016, by and among the Company and the holders of the Company’s Common Stock party thereto (any such agreement a “Prior Registration Rights Agreement”), shall be effective unless such amendment, waiver or modification is approved by the vote or written consent of the holders of 56% of the then outstanding shares of Preferred Stock. In the event of any conflict between any Prior Registration Rights Agreement and this Agreement, the provisions of this Agreement shall control.

SECTION 3.    COVENANTS OF THE COMPANY.

3.1    Financial Information and Reporting.

(a)    The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b)    The Company will furnish each Major Investor, as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred 120 days thereafter, an audited balance sheet of the Company, as at the end of such fiscal year, and an audited statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Board.

(c)    The Company will furnish each Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within 45 days thereafter, an unaudited balance sheet of the Company as of the end of each such quarterly period, and an unaudited statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d)    The Company will furnish each Major Investor: (i) at least 30 days prior to the beginning of each fiscal year an annual budget and operating plan for such fiscal year that has been approved by the holders of 56% of the then outstanding shares of Preferred Stock pursuant to Section 3.20 below (and as soon as available, any subsequent written revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within 20 days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied (except as noted thereon), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

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3.2    Inspection Rights. Each Major Investor shall have the right, exercisable on reasonable prior written notice to the Company, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times during normal business hours and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 to provide the rights hereunder to any Major Investor who is, or is associated or affiliated with, a competitor of the Company or with respect to information which the Company determines in good faith is confidential, attorney-client privileged or that the Company is prohibited by applicable law from disclosing to such Major Investor and should not, therefore, be disclosed (unless, in the case of confidential information, covered by an enforceable confidentiality agreement, in form acceptable to the Company).

3.3    Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor pursuant to Section 3.1 and 3.2 hereof or pursuant to any Management Rights Letter (as defined in the Purchase Agreement) addressed to such Investor, in each case, that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain) and not to use such information for any purpose other than monitoring its investment in the Company, except that such Investor may disclose such proprietary or confidential information (i) to any existing or prospective Affiliate, partner, subsidiary or parent of such Investor as long as such Affiliate, partner, subsidiary or parent is advised of and agrees or has agreed to be bound by the confidentiality and non-use provisions of this Section 3.3; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that the Company communicates to it free of any obligation of confidentiality and restriction on use; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company as shown by contemporaneous records; (v) with regard only to the confidentiality restriction, as required by applicable law or order of a court or tribunal; (vi) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, provided such persons agree to hold such information confidentially as provided herein and not to use it for any purpose other than providing such services to such Investor; or (vii) to any prospective purchaser of any Registrable Securities from such Holder, if prior to any such disclosure such prospective purchaser agrees in writing to be bound by the provisions of this Section 3.3.

3.4    Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, such number of shares of Common Stock as are issuable from time to time upon such conversion.

3.5    Stock Vesting. Unless otherwise approved by the Board, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest one year following the date of the grant, and (b) seventy-five percent (75%) of such stock shall vest in equal monthly installments over the next three years thereafter.

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3.6    Director and Officer Insurance. The Company will use its commercially reasonable best efforts to maintain in full force and effect director and officer liability insurance for no less than the amount of three million dollars ($3,000,000) in coverage, or such other amount as approved by the Board (including the affirmative vote of one of the representatives elected by the holders of Preferred Stock), with terms and policy limits approved by the Board.

3.7    Observer Rights.

(a)    So long as the Company shall not be a company required to file reports with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, the Company shall allow (1) two representatives designated by Longitude Venture Partners III, L.P. (“Longitude”), who are reasonably acceptable to the Company and who shall initially be Sandip Agarwala and Oren Isacoff, so long as Longitude shall hold any shares of Preferred Stock, (2) one representative designated by New Enterprise Associates 15, L.P. (“NEA”), who is reasonably acceptable to the Company and who shall initially be Jason Fuller, so long as NEA shall hold any shares of Preferred Stock, (3) one representative designated by Novo, who is reasonably acceptable to the Company and who shall initially be Jennifer Lee, so long as Novo shall hold any shares of Preferred Stock, (4), one representative designated by Sanofi US (“Sanofi”), who is reasonably acceptable to the Company and who shall initially be Ruchita Sinha, so long as Sanofi shall hold any shares of Preferred Stock, (5) Dr. Demetrios Braddock (“Braddock”) so long as he shall own at least 25% of the shares of Common Stock that he owned on April 13, 2017, subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like, and (6) one representative designated by Pivotal bioVenture Partners LLC (“Pivotal”), who is reasonably acceptable to the Company and who shall initially be Jim Trenkle, so long as Pivotal shall hold any shares of Preferred Stock, to attend all meetings of the Board as observers, but without any right to make any motion or to vote (the “Observers”), and in connection therewith, the Company shall give the Observers copies of all notices, minutes, written consents of the Board to action taken without a meeting and other materials, financial or otherwise, which the Company provides to the Board; provided, however, that the observation rights (including the right to receive notices, minutes, consents and other materials) provided hereby shall be temporarily suspended, and any one or more Observers shall be excluded from access to any material or meeting or portion thereof, if (i) the Company believes, upon the advice of counsel, that such exclusion is necessary or appropriate to preserve the attorney-client privilege or to protect confidential or proprietary information of the Company or a third party; or (ii) with respect to Braddock, there exists, with respect to any meeting of the Board or any portion thereof or any deliberation by the Board or consent or material being furnished to the Board, an actual or potential conflict of interest between Braddock and the Company.

The rights of observation provided hereby shall not extend to any meeting of any committee of the Board; provided, however, that the Company will furnish to the Observer copies of minutes of committee meetings and actions taken by each committee by written consent, subject to the foregoing limits.

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(b)    Before an initial Observer named in this Section or any subsequent designee as an Observer shall attend any meeting or receive any information or materials, such Observer each shall execute and deliver to the Company an agreement requiring such Observer to maintain the confidentiality of information and restricting the use thereof, such agreement to be in the form specified by the Company.

(c)    The Holders agree that any action duly taken by the Board shall not be invalidated by virtue of the fact that an Observer was not properly notified of, or was not in attendance at, the meeting at which such action was taken or that the Company may have breached this Section 3.7.

(d)    If a Special Mandatory Conversion occurs with respect to any Investor entitled to designate one or more Observers pursuant to this Section 3.7 or with respect to any Affiliate of such Investor, then such Investor’s right to designate one or more Observers under this Section 3.7 shall immediately terminate and the observation rights of all Observers designated by such Investor shall immediately terminate.

3.8    Board Matters. Unless otherwise determined by the Board (with the consent of at least a majority of the directors designated by the holders of Preferred Stock), the Board will meet at least quarterly. The Company shall reimburse the nonemployee directors and Observers for all reasonable out-of-pocket travel expenses incurred in connection with attending the meetings of the Board (or committees thereof) or any other activities such as meetings or trade shows which the Company requests such director or Observer to attend. The directors designated by the holders of Preferred Stock shall each be entitled in his or her discretion to be a member of any committee of the Board.

3.9    Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form attached as Exhibit F to the Purchase Agreement (except as otherwise stated in the Schedule of Exceptions for the Initial Closing under the Purchase Agreement) or in such other form as shall be approved by the Company’s counsel or the Board.

3.10    CEO Relocation. By January 17, 2020, the Company’s Chief Executive Officer shall be located or relocate to within a reasonable daily commuting distance from the Company’s corporate headquarters in the greater Boston, Massachusetts area.

3.11    Affiliate Transactions. The Company shall not, after the date hereof, enter into or be a party to any transaction with an Affiliate, any director, officer, consultant or employee of the Company or any Affiliate or “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Persons, except for (i) transactions contemplated by the Related Agreements (as defined in the Purchase Agreement), or (ii) transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by the Board (including the affirmative vote of one of the representatives designated by the holders of Preferred Stock).

3.12    Compliance with Laws. The Company shall observe and remain in compliance in all material respects with all applicable laws, including the Employee Retirement Income Security

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Act of 1974, as amended, and maintain in full force and effect all approvals necessary to the conduct of its business, and the failure of which to maintain would have a material adverse effect on the Company.

3.13    Maintenance of Insurance. The Company shall maintain insurance, including directors’ and officers’ liability insurance, with responsible insurance companies against such risks and in such amounts as are customarily maintained by similar businesses in similar industries.

3.14    Maintenance of Property. The Company shall protect and preserve all properties necessary and material to its business, including all intellectual property and tangible and intangible assets; maintain in good working order and condition (ordinary wear and tear excepted) all buildings, equipment and other tangible real and personal property necessary and material to its business; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business so that the business carried on in connection therewith may be properly conducted at all times.

3.15    Payment of Taxes. The Company shall pay all material taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property (including, without limitation, withholding, social security, payroll and similar employment related taxes on the dates such taxes are due); provided, that the Company may contest such taxes, assessments and other governmental charges in good faith so long as adequate reserves are maintained with respect thereto.

3.16    Certain Notifications. The Company shall notify the Investors with respect to (i) all material defaults by the Company and, to the extent known by the Company, by a counterparty under any material agreement or contract to which the Company is a party, (ii) any material litigation to which the Company becomes involved and (iii) other corporate events which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the Company.

3.17    Real Property Holding Corporation. The Company shall provide prompt notice to the Investors following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by any Investor, the Company shall provide such Investor with a written statement informing such Investor whether such Investor’s interest in the Company constitutes a United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to such Investor shall be delivered to such Investor within 10 days of such Investor’s written request therefor. The Company’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding.

3.18    Qualified Small Business Stock. The Company shall use commercially reasonable efforts to cause the shares of Preferred Stock, as well as any shares into which such

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shares are converted, within the meaning of Section 1202(f) of the Internal Revenue Code (the “Code”), to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however, that such requirement shall not be applicable if the Board of the Company determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company. The Company shall submit to its stockholders (including the Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, within twenty (20) business days after any Investor’s written request therefor, the Company shall, at its option, either (i) deliver to such Investor a written statement indicating whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or (ii) deliver to such Investor such factual information in the Company’s possession as is reasonably necessary to enable such Investor to determine whether (and what portion of) such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

3.19    Right to Conduct Activities. The Company hereby acknowledges that Longitude and its Affiliates, NEA and its Affiliates, Novo and its Affiliates, Pivotal and its Affiliates and Sanofi and its Affiliates (collectively, “Funds”) may invest in entities that operate in markets that may be competitive with the markets in which the Company operates. Neither any Fund nor its partners, directors, officers employees, Affiliates, advisors or affiliated investment funds shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Fund or any affiliated investment fund in any entity, or activities of such Affiliates, that may be competitive to the Company or (ii) actions taken by any partner, officer, advisor or other representative of such Fund in his, her or its capacity as such to assist any such competitive company; provided, however, that nothing herein shall relieve any Fund or any other party from breach or violation of Section 3.3 above or any breach or violation by an Observer of the agreement between the Company and such Observer that is provided for in Section 3.7(b).

3.20    Approval of Company Annual Budget. The adoption of any annual Company budget and any amendment or alteration to such budget shall require the approval of the holders of 56% of the then outstanding shares of Preferred Stock.

3.21    Defense Production Act of 1950. To the extent that (i) any pre-existing products or services provided by the Company (a) are re-categorized by the U.S. government as critical technologies within the meaning of the Defense Production Act of 1950, as amended (the “DPA”), or (b) would reasonably be considered to constitute the design, fabrication, development, testing, production or manufacture of critical technologies after a re-categorization of selected technologies by the U.S. government, or (ii) after execution of the Purchase Agreement, the Company engages in any activities that would reasonably be considered to constitute the design, fabrication, development, testing, production or manufacture of critical technologies within the meaning of the DPA, the Company shall provide at least 60 days’ notice to the Investors in advance of the Milestone Closing and/or any other financing or investment of a type contemplated by the DPA in the Company by the Investors or any other party.

3.22    CFIUS Filing Cooperation. If and only if (i) the Committee on Foreign Investment in the United States (“CFIUS”) requests or requires that any Investor or the Company file a notice or declaration (either, a “Filing”) with CFIUS pursuant to the Defense Production Act of 1950, as

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amended, including all implementing regulations thereof (the “DPA”) with respect to such Investor’s purchase of shares of Series A-2 Preferred Stock pursuant to the Purchase Agreement (the “Transactions”) or (ii) either of (a) any Investor or (b) the Company determine a Filing with CFIUS with respect to the Transactions is required by or advisable in order to comply with applicable law, then each of the Company and the applicable Investor(s) (together, the “CFIUS Parties”) shall (i) cooperate and undertake their reasonable best efforts to promptly make such a Filing and promptly respond to any CFIUS request for information and/or documents with respect to such Filing and/or the Transactions; and (ii) use commercially reasonable efforts to satisfy the CFIUS Condition, including without limitation agreeing to reasonable mitigation terms required by CFIUS to satisfy the CFIUS Condition, provided that agreement to any mitigation terms shall be at the reasonable discretion of the affected party.

3.23    Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3, 3.6, 3.17 and 3.19) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to a Qualified Public Offering or (ii) upon an “Acquisition” as defined in the Charter.

SECTION 4.    COVENANT OF THE INVESTORS.

4.1    Commerce Department Compliance. The Company may be required to file reports with the Bureau of Economic Analysis (the “BEA”) of the U.S. Commerce Department when a U.S. Affiliate of a foreign Investor if such foreign Investor, together with its Affiliates, directly or indirectly controls ten percent (10%) or more of the voting securities of the Company. Such foreign Investor that is a foreign individual or entity or a U.S. subsidiary or Affiliate of a foreign parent covenants to provide information necessary for the Company to comply with BEA filings required under the International Investment and Trade in Services Act.

4.2    Voluntary Conversion. Each Investor hereby covenants and agrees that it shall not exercise, and shall not permit any of its Affiliates to exercise, any right that such Investor or such Affiliate, as the case may be, may have under the Charter voluntarily to convert any shares of Preferred Stock owned or held by such Investor or such Affiliate, as the case may be, into shares of Common Stock at any time during the period commencing on the date of this Agreement and ending on the earliest of (i) the Business Day immediately following the date of the Milestone Closing (as defined in the Purchase Agreement), (ii) September 30, 2021, (iii) the date upon which the Company and the holders of 56% of outstanding Preferred Stock determine that the Milestone (as defined in the Purchase Agreement) will not occur, and (iv) the day immediately following the date on which the Board or the Company’s stockholders adopt a resolution to effect (A) a liquidation, dissolution or a winding up of the Company, or (B) a Liquidation Event, Acquisition or Asset Transfer (each as defined in the Charter). The Company shall give notice to the Investors of the adoption of any such resolution within five (5) Business Days after the adoption of such resolution and in any case at least five (5) Business Days before effecting such liquidation, dissolution, winding up or Liquidation Event, Acquisition or Asset Transfer.

SECTION 5.    RIGHTS OF FIRST REFUSAL.

5.1    Subsequent Offerings. Subject to applicable securities laws, each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined

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below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 5.6 hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of Common Stock (including all shares of Common Stock issuable or issued upon conversion of Preferred Stock or upon the exercise of outstanding warrants or options) which such Major Investor holds immediately prior to the issuance of such Equity Securities to (b) the total number of outstanding shares of Common Stock (including all shares of Common Stock issued or issuable upon conversion of Preferred Stock or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock or preferred stock that is convertible into shares of Common Stock or the holders of which are entitled to participate with the Common Stock in the distribution of proceeds of a liquidation or sale of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock or such preferred stock (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock or such preferred stock or other security.

5.2    Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have 20 days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the Company’s notice by giving notice of such agreement to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

5.3    Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares on a pro rata basis. Each Major Investor shall have five days after receipt of such notice to notify the Company of its election to purchase all or a portion of the unsubscribed shares. The Company shall have 90 days thereafter to sell the Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 5.2 hereof. If the Company has not sold such Equity Securities within 90 days of the notice provided pursuant to Section 5.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

5.4    Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 5 shall not apply to, and shall terminate upon the earlier of, (i) the effective date of the registration statement pertaining to the Company’s Qualified Public Offering or (ii) an Acquisition. Notwithstanding Section 6.5 hereof, the rights of first refusal established by this Section 5 may be amended, or any provision waived only by a written instrument duly executed by the Company and Major Investors holding a majority of the shares of Common Stock issued or issuable upon conversion of Preferred Stock held by all Major Investors, or as permitted by Section 6.5.

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5.5    Assignment of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 5 may be assigned to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9 but only to persons who are “accredited investors”, as defined in Regulation D under the Securities Act and only if that such an assignment is permitted by the Securities Act and other applicable securities laws.

5.6    Excluded Securities. The rights of first refusal established by this Section 5 shall have no application to Exempted Securities (as defined in the Charter) and (i) shares of Common Stock issued in the Initial Public Offering; (ii) any Equity Securities issued by the Company pursuant to Sections 2.1, 2.2 or 2.4 of the Purchase Agreement; (iii) any Equity Securities issued by the Company upon conversion of any Equity Securities defined in Section 5.6(i); or (iv) any Equity Securities issued pursuant to the Special Mandatory Conversion terms in Article IV.D. Section 4(p) of the Charter.

SECTION 6.    MISCELLANEOUS.

6.1    Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the State of Delaware.

6.2    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Equity Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Equity Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

6.3    Entire Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and the other documents executed and delivered pursuant thereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement and the other agreements and instruments referred to in this Section 6.3. The recitals to this Agreement form part of this Agreement.

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6.4    Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.5    Amendment and Waiver.

(a)    Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only by a written instrument duly executed by the Company and the holders of 56% of the Registrable Securities then outstanding; provided, however, that any such instrument that amends (i) Section 3.7 and Section 3.19 in a manner adverse to Longitude shall become effective only if duly executed and delivered by Longitude, (ii) Section 3.7 and Section 3.19 in a manner adverse to NEA shall become effective only if duly executed by NEA, (iii) Section 3.7 and Section 3.19 in a manner adverse to Novo, or Section 6.6 in any manner, shall become effective only if duly executed by Novo, (iv) Section 3.7 and Section 3.19 in a manner adverse to Sanofi shall become effective only if duly executed and delivered by Sanofi, (v) Section 3.7 and Section 3.19 in a manner adverse to Pivotal shall become effective only if duly executed and delivered by Pivotal; and (vi) Sections 3.21 and 3.22 and this Section 6.5(vi), shall become effective only if duly executed by Novo and Pivotal; and provided further that any party may waive its rights under any provision hereof on such party’s own behalf by an instrument in writing duly executed by such party without any action, instrument or concurrence of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 5 with respect to a particular transaction will be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company will give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not execute and deliver an instrument making such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 6.5 will be binding on all parties hereto, regardless of whether any such party has agreed or consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(b)    For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

6.6    Purchasers’ Liability. The total liability, in the aggregate, of any Purchaser (as defined in the Purchase Agreement) its officers, directors, employees and agents, for any and all

25

claims, losses, costs or damages, including attorneys’ and accountants’ fees and expenses and costs of any nature whatsoever or claims or expenses resulting from or in any way related to such Purchaser’s breach of this Agreement shall be several and not joint with the other stockholders and shall not exceed the total purchase price paid to the Company by such Purchaser for its Preferred Stock under the Purchase Agreement. Nothing in this Agreement or the Related Agreements (as defined in the Purchase Agreement) shall restrict an Investor’s freedom to operate any of its Affiliates (including any such Affiliate that is a potential competitor of the Company).

6.7    Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.8    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five days after having been sent by certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days’ written notice to the other parties hereto.

6.9    Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the non-prevailing party all out-of-pocket costs and expenses of enforcing any right of such prevailing party under this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable out-of-pocket costs and expenses of appeals.

6.10    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.11    Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series A-2 Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series A-2 Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder. Notwithstanding anything to the contrary contained herein, if the Company shall issue Equity Securities in accordance with Section 5.6(ii) of this Agreement, any purchaser of such Equity Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

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6.12    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any or all parties may execute this Agreement by telephone line facsimile transmission bearing its signature or by electronic transmission of its signature image in Portable Document Format (“PDF”), and any such signature sent by facsimile transmission or a PDF signature image, if identified, legible and complete, shall be deemed an original signature and each of the other parties is hereby authorized to rely thereon.

6.13    Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

6.14    Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

6.15    Special Mandatory Conversion. In the event that the Preferred Stock held by an Investor is converted into Common Stock pursuant to a Special Mandatory Conversion, such person shall cease to be an Investor under this Agreement and shall cease to be entitled to any of the rights and privileges granted to an Investor pursuant to this Agreement.

[Signature Pages Immediately Follow]

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The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

COMPANY:

INOZYME PHARMA, INC.

By:	/s/ Axel Bolte
Name:	Axel Bolte
Title:	Chief Executive Officer

Address:      280 Summer Street

          5th Floor

          Boston, Massachusetts 02210

[**]

The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized or by their duly acting representatives acting by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

INVESTORS:

Pivotal bioVenture Partners Fund I, L.P.

By: Pivotal bioVenture Partners Fund I G.P., L.P., its general partner

By: Pivotal bioVenture Partners Fund I U.G.P. Ltd, its general partner

By:	/s/ Robert Hopfner
Name:	Robert Hopfner
Title:	Managing Partner

Notice provisions:

[**]

The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized or by their duly acting representatives acting by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

INVESTORS:

LONGITUDE VENTURE PARTNERS III, L.P.

By: Longitude Capital Partners III, LLC
Its: General Partner

Signatures:	/s/ Patrick Enright
Print Name:	Patrick Enright
Title:	Managing Member

The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized or by their duly acting representatives acting by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

INVESTORS:

NEW ENTERPRISE ASSOCIATES 15, L.P.

By: NEA Partners 15, L.P.
Its: General Partner

By: NEA 15 GP, LLC
Its: General Partner

Signature:	/s/ Louis Citron
Print Name:	Louis Citron
Title:	Chief Legal Officer

NEA VENTURES 2016, LIMITED PARTNERSHIP

Signature:	/s/ Louis Citron
Print Name:	Louis Citron
Title:	Chief Legal Officer

The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized or by their duly acting representatives acting by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

INVESTORS:

NOVO HOLDINGS A/S

Signature:	/s/ Thomas Dyrberg
Print Name:	Thomas Dyrberg, under specific power of attorney
Title:	Managing Partner

The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized or by their duly acting representatives acting by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

INVESTORS:

AVENTIS INC.

Signature:	/s/ Chan H. Lee
Print Name:	Chan H. Lee
Print Title:	Vice President

The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized or by their duly acting representatives acting by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

INVESTORS:

Signature:	/s/ Joseph Schlessinger
Print Name:	Joseph Schlessinger

The parties hereto have duly executed this SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT by their respective officers thereunto duly authorized or by their duly acting representatives acting by their respective officers thereunto duly authorized as of the date set forth in the first paragraph hereof.

INVESTORS:

STEVEN JUNGLES TRUST DATED NOV. 12, 2014

Signature:	/s/ Steven Jungles
Print Name:	Steven Jungles
Title:	Trustee

INOZYME PHARMA, INC.

Counterpart Signature Page

By executing and delivering this signature page, the undersigned (the “Investor”) hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)    that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Investor Rights Agreement”), as an “Investor” thereunder;

(ii)    that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “ROFR Agreement”), as an “Investor” thereunder; and

(iii)    that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Voting Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Investor Rights Agreement, the ROFR Agreement and the Voting Agreement or counterparts thereof.

Investor:		AGREED TO AND ACCEPTED:

BLACKWELL PARTNERS LLC – SERIES A		INOZYME PHARMA, INC.

By:	/s/ Abayomi A. Adigun	By:	/s/ Axel Bolte
Name:	Abayomi A. Adigun	Name:	Axel Bolte
Title:	Investment Manager	Title:	Chief Executive Officer and President
DUMAC, Inc. Authorized Signatory

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Head of Finance & Controller
DUMAC, Inc. Authorized Signatory

Date:	March 22, 2019	Date:	March 22, 2019
Address: [**]

INOZYME PHARMA, INC.

Counterpart Signature Page

By executing and delivering this signature page, the undersigned (the “Investor”) hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)    that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Investor Rights Agreement”), as an “Investor” thereunder;

(ii)    that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “ROFR Agreement”), as an “Investor” thereunder; and

(iii)    that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Voting Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Investor Rights Agreement, the ROFR Agreement and the Voting Agreement or counterparts thereof.

Investor:		AGREED TO AND ACCEPTED:

CHI EF II LP		INOZYME PHARMA, INC.

By: Cowen Healthcare Investments II GP LLC, its General Partner		By:	/s/ Axel Bolte
		Name:	Axel Bolte
By:	/s/ Michael Benwitt	Title:	Chief Executive Officer and President
Name:	Michael Benwitt
Title:	Authorized Signatory

Date:	March 22, 2019	Date:	March 22, 2019

Address: [**]

INOZYME PHARMA, INC.

Counterpart Signature Page

By executing and delivering this signature page, the undersigned (the “Investor”) hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)    that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Investor Rights Agreement”), as an “Investor” thereunder;

(ii)    that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “ROFR Agreement”), as an “Investor” thereunder; and

(iii)    that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Voting Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Investor Rights Agreement, the ROFR Agreement and the Voting Agreement or counterparts thereof.

Investor:		AGREED TO AND ACCEPTED:

COWEN HEALTHCARE INVESTMENTS II LP		INOZYME PHARMA, INC.

By: Cowen Healthcare Investments II GP LLC,
its General Partner		By:	/s/ Axel Bolte
		Name:	Axel Bolte
		Title:	Chief Executive Officer and President
By:	/s/ Michael Benwitt
Name:	Michael Benwitt
Title:	Authorized Signatory

Date:	March 22, 2019	Date:	March 22 2019

Address:

[**]

INOZYME PHARMA, INC.

Counterpart Signature Page

By executing and delivering this signature page, the undersigned (the “Investor”) hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)    that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Investor Rights Agreement”), as an “Investor” thereunder;

(ii)    that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “ROFR Agreement”), as an “Investor” thereunder; and

(iii)    that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Voting Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Investor Rights Agreement, the ROFR Agreement and the Voting Agreement or counterparts thereof.

Investor:		AGREED TO AND ACCEPTED:

RA CAPITAL HEALTHCARE FUND, L.P.		INOZYME PHARMA, INC.

By: RA Capital Management, LLC
Its: General Partner
		By:	/s/ Axel Bolte
		Name:	Axel Bolte
By:	/s/ James Schneider	Title:	Chief Executive Officer and President
Name:	James Schneider
Title:	Authorized Signatory

Date:	March 22, 2019	Date:	March 22, 2019

Address:
[**]

INOZYME PHARMA, INC.

Counterpart Signature Page

By executing and delivering this signature page, the undersigned (the “Investor”) hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)    that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Investor Rights Agreement”), as an “Investor” thereunder;

(ii)    that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “ROFR Agreement”), as an “Investor” thereunder; and

(iii)    that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Voting Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Investor Rights Agreement, the ROFR Agreement and the Voting Agreement or counterparts thereof.

Investor:		AGREED TO AND ACCEPTED:

ROCK SPRINGS CAPITAL MASTER FUND		INOZYME PHARMA, INC.
LP

By: Rock Springs General Partner LLC,
its general partner		By:	/s/ Axel Bolte
		Name:	Axel Bolte
		Title:	Chief Executive Officer and President
By:	/s/ Kris Jenner
Name:	Kris Jenner
Title:	Member

Date:	March 22, 2019	Date:	March 22, 2019

Address:
[**]

INOZYME PHARMA, INC.

Counterpart Signature Page

By executing and delivering this signature page, the undersigned (the “Investor”) hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)    that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Investor Rights Agreement”), as an “Investor” thereunder;

(ii)    that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “ROFR Agreement”), as an “Investor” thereunder; and

(iii)    that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the parties named therein, as amended from time to time (the “Voting Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Investor Rights Agreement, the ROFR Agreement and the Voting Agreement or counterparts thereof.

Investor:		AGREED TO AND ACCEPTED:

SOFINNOVA VENTURE PARTNERS X, L.P.		INOZYME PHARMA, INC.

By:	Sofinnova Management X, L.L.C.
its General Partner

By:	/s/ James Healy	By:	/s/ Axel Bolte
Name:		Name:	Axel Bolte
Title:		Title:	Chief Executive Officer and President

Date:	March 22, 2019	Date:	March 22, 2019

Address:

[**]

INOZYME PHARMA, INC.

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), dated as of March 22, 2019, amends that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among Inozyme Pharma, Inc. (the “Company”) and the Investors identified therein (the “IRA”). Capitalized terms used and not defined herein shall have the meanings set forth in the IRA.

WHEREAS, the Company and the Investors desire to amend the Series A-2 Convertible Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among the Company and the parties named on the signature pages thereto, to provide for the issuance of additional shares of Series A-2 Preferred Stock to one or more purchasers in one or more additional closings;

WHEREAS, the Company and the Investors desire to revise the IRA to reflect the foregoing; and

WHEREAS, Section 6.5 of the IRA provides in part that the IRA may be amended or modified only by a written instrument duly executed by the Company and the holders of 56% of the Registrable Securities then outstanding;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned, who constitute the Investors required to amend the IRA, hereby agree as follows:

1.    Amendment to Recital C. The parenthetical in Recital C which currently reads “(the “Purchase Agreement”)” is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“(as the same may be amended and/or restated from time to time, the “Purchase Agreement”)”.

2.    Amendment to Section 1.1(i). Section 1.1(i) of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“(i)     “Major Investor” means any Investor who individually or together with such Investor’s Affiliates holds at least 3,139,860 shares of Preferred Stock, subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like. Notwithstanding the foregoing, (i) Rock Springs Capital Master Fund LP (“Rock Springs”) shall be deemed a “Major Investor” for purposes of Section 3.1, Section 3.2 and Section 5 at all times prior to the Milestone Closing (as defined in the Purchase Agreement) so long as Rock Springs, individually or together with its Affiliates, continues to hold at least 1,748,252 shares of Preferred Stock, subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like, and (ii) Blackwell Partners LLC – Series A (“Blackwell”) shall be deemed a “Major Investor” for purposes of Section 3.1, Section 3.2 and Section 5 (a) at all times prior to the Milestone Closing so long as Blackwell, individually or together with its Affiliates, continues to hold at least 796,154 shares of Preferred Stock and (b) at all times after the Milestone Closing so long as Blackwell, individually or together with its Affiliates, continues to hold at least 1,592,308 shares of Preferred Stock, in each case subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like.”

3.    Amendment to Section 1.1.

1.1    Section 1.1 of the IRA is hereby amended to insert the following in a new Section 1.1(q) after Section 1.1(p):

“(q)    “Requisite Holders” means Pivotal bioVenture Partners LLC (“Pivotal”), Sofinnova Venture Partners X, L.P. (“Sofinnova”), and RA Capital Healthcare Fund, L.P. (“RA Capital”).”

1.2    Current Sections 1.1(q) through 1.1(v) of the IRA are hereby amended to be renamed Sections 1.1(r) through a new Section 1.1(w).

4.    Amendments to Section 2.2(a). The reference to “56% of the Registrable Securities” in Section 2.2(a), is hereby deleted in its entirety, and the following inserted in lieu thereof:

“a majority of the Registrable Securities, including at least one of the Requisite Holders for so long as at least one of the Requisite Holders holds a majority of the shares of Series A-2 Preferred Stock purchased by such Requisite Holder from the Company prior to the Milestone Closing (subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like)”.

5.    Amendments to Section 2.15 and Section 3.20. The references to “56% of the then outstanding shares of Preferred Stock” in Section 2.15, Section 3.1(d) and Section 3.20 are hereby deleted in their entirety, and the following inserted in lieu thereof:

“a majority of the then outstanding shares of Preferred Stock, including at least one of the Requisite Holders for so long as at least one of the Requisite Holders holds a majority of the shares of Series A-2 Preferred Stock purchased by such Requisite Holder from the Company prior to the Milestone Closing (subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like)”.

6.    Amendment to Section 2.11. The first sentence of Section 2.11 of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“Each Holder hereby agrees that such Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by such Holder immediately before the effective date of the final prospectus in such offering (other than those included in the registration) during the 180-day period following the date of the final prospectus relating to the Initial Public Offering provided, that all officers and directors of the Company who beneficially own any shares of Common Stock and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements on terms no more favorable than those applicable to the Holder.”

7.    Amendments to Section 3.1(d). The reference to “56% of the then outstanding shares of Preferred Stock” in Section 3.1(d) is hereby deleted in is entirety, and the following inserted in lieu thereof:

“a majority of the then outstanding shares of Preferred Stock, including at least one of the Requisite Holders for so long as at least one of the Requisite Holders holds a majority of the shares of Series A-2 Preferred Stock purchased by such Requisite Holder from the Company prior to the Milestone Closing (subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like),”.

8.    Amendments to Section 4.2. The reference to “56% of outstanding Preferred Stock” in Section 4.2 is hereby deleted in its entirety, and the following inserted in lieu thereof:

“a majority of the then outstanding shares of Preferred Stock, including at least one of the Requisite Holders for so long as at least one of the Requisite Holders holds a majority of the shares of Series A-2 Preferred Stock purchased by such Requisite Holder from the Company prior to the Milestone Closing (subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like),”.

9.    Amendment to Section 3.7(a). The first paragraph of Section 3.7(a) of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“(a)    So long as the Company shall not be a company required to file reports with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, the Company shall allow (1) two representatives designated by Longitude Venture Partners III, L.P. (“Longitude”), who are reasonably acceptable to the Company and who shall initially be Sandip Agarwala and Oren Isacoff, so long as Longitude shall hold any shares of Preferred Stock, (2) one representative designated by New Enterprise Associates 15, L.P. (“NEA”), who is reasonably acceptable to the Company and who shall initially be Jason Fuller, so long as NEA shall hold any shares of Preferred Stock, (3) one representative designated by Novo, who is reasonably acceptable to the Company and who shall initially be Jennifer Lee, so long as Novo shall hold any shares of Preferred Stock, (4), one representative designated by Sanofi US (“Sanofi”), who is reasonably acceptable to the Company and who shall initially be Ruchita Sinha, so long as Sanofi shall hold any shares of Preferred Stock, (5) Dr. Demetrios Braddock (“Braddock”) so long as he shall own at least 25% of the shares of Common Stock that he owned on April 13, 2017, subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like, (6) one representative designated by Pivotal, who is reasonably acceptable to the Company and who shall initially be Jim Trenkle, so long as Pivotal shall hold any shares of Preferred Stock, and (7) one representative designated by RA Capital, who is reasonably acceptable to the Company and who shall initially be Jake Simson, so long as RA Capital shall hold any shares of Preferred Stock, to attend all meetings of the Board as observers, but without any right to make any motion or to vote (the “Observers”), and in connection therewith, the Company shall give the Observers copies of all notices, minutes, written consents of the Board to action taken without a meeting and other materials, financial or otherwise, which the Company provides to the Board; provided, however, that the observation rights (including the right to receive notices, minutes, consents and other materials) provided hereby shall be temporarily suspended, and any one or more Observers shall be excluded from access to any material or meeting or portion thereof, if (i) the Company believes, upon the advice of counsel, that such exclusion is necessary or appropriate to preserve the attorney-client privilege or to protect confidential or proprietary information of the Company or a third party; or (ii) with respect to Braddock, there exists, with respect to any meeting of the Board or any portion thereof or any deliberation by the Board or consent or material being furnished to the Board, an actual or potential conflict of interest between Braddock and the Company.”

10.    Amendment to Section 3.19. The first sentence of Section 3.19 of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“The Company hereby acknowledges that Longitude and its Affiliates, NEA and its Affiliates, Novo and its Affiliates, Pivotal and its Affiliates, Sanofi and its Affiliates, RA Capital and its Affiliates, Sofinnova and its Affiliates, Cowen Healthcare Investments II LP (“Cowen”) and its Affiliates, and Rock Springs and its Affiliates (collectively, “Funds”) may invest in entities that operate in markets that may be competitive with the markets in which the Company operates.”

11.    Amendment to Section 6.5. The first sentence of Section 6.5(a) of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only by a written instrument duly executed by the Company and the holders of a majority of the Registrable Securities then outstanding, including at least one of the Requisite Holders for so long as at least one of the Requisite Holders holds a majority of the shares of Series A-2 Preferred Stock purchased by such Requisite Holder from the Company prior to the Milestone Closing (subject to appropriate adjustment for any stock splits, stock dividends, combinations, recapitalizations and the like); provided, however, that any such instrument that amends (i) Section 3.7 and Section 3.19 in a manner adverse to Longitude shall become effective only if duly executed and delivered by Longitude, (ii) Section 3.7 and Section 3.19 in a manner adverse to NEA shall become effective only if duly executed by NEA, (iii) Section 3.7 and Section 3.19 in a manner adverse to Novo, or Section 6.6 in any manner, shall become effective only if duly executed by Novo, (iv) Section 3.7 and Section 3.19 in a manner adverse to Sanofi shall become effective only if duly executed and delivered by Sanofi, (v) Section 3.7 and

Section 3.19 in a manner adverse to Pivotal shall become effective only if duly executed and delivered by Pivotal; (vi) Section 3.7 and Section 3.19 in a manner adverse to RA Capital shall become effective only if duly executed by RA Capital; (vii) Section 3.19 in a manner adverse to Sofinnova shall become effective only if duly executed by Sofinnova; (viii) Section 3.19 in a manner adverse to Cowen shall become effective only if duly executed by Cowen, and (ix) Sections 3.21 and 3.22 and this Section 6.5(ix), shall become effective only if duly executed by Novo and Pivotal; and provided further that any party may waive its rights under any provision hereof on such party’s own behalf by an instrument in writing duly executed by such party without any action, instrument or concurrence of any other party.”

12.    Entire Agreement. The IRA, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

13.    Effectiveness. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the IRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the IRA, shall mean and be a reference to the IRA, as amended hereby. All terms in the IRA that are not explicitly amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed.

14.    Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware as such laws are applied to agreements among Delaware residents entered into and performed entirely within the State of Delaware, without reference to the conflict of laws provisions thereof. The parties agree that any action brought by either party under or in relation to this Amendment, including without limitation to interpret or enforce any provision of this Amendment, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the State of Delaware.

15.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any or all parties may execute this Amendment by telephone line facsimile transmission bearing its signature or by electronic transmission of its signature image in Portable Document Format (“PDF”), and any such signature sent by facsimile transmission or a PDF signature image, if identified, legible and complete, shall be deemed an original signature and each of the other parties is hereby authorized to rely thereon.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INOZYME PHARMA, INC.

By:	/s/ Axel Bolte
Name:	Axel Bolte
Title:	President and Chief Executive Officer

Signature Page to Amendment No. 1 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

LONGITUDE VENTURE PARTNERS III, L.P.

By: Longitude Capital Partners III, LLC
Its: General Partner

Signature:	/s/ Patrick Enright
Print Name:	Patrick Enright
Title:	Managing Member

Signature Page to Amendment No. 1 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

NEW ENTERPRISE ASSOCIATES 15, L.P.

By: NEA Partners 15, L.P.
Its: General Partner

By: NEA 15 GP, LLC
Its: General Partner

Signature:	/s/ Louis Citron
Print Name:	Louis Citron
Title:	Chief Legal Officer

NEA VENTURES 2016, LIMITED PARTNERSHIP

Signature:	/s/ Louis Citron
Print Name:	Louis Citron
Title:	Chief Legal Officer

Signature Page to Amendment No. 1 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

NOVO HOLDINGS A/S

Signature:	/s/ Thomas Dyrberg
Print Name:	Thomas Dyrberg, under specific power of attorney
Title:	Managing Partner

Signature Page to Amendment No. 1 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

PIVOTAL BIOVENTURE PARTNERS FUND I, L.P.

By: Pivotal bioVenture Partners Fund I G.P., L.P., its general partner

By: Pivotal bioVenture Partners Fund I U.G.P. Ltd, its general partner

By:	/s/ Robert Hopfner
Name:	Robert Hopfner
Title:	Managing Partner

Signature Page to Amendment No. 1 to Second Amended and Restated Investor Rights Agreement

INOZYME PHARMA, INC.

AMENDMENT NO. 2

TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), dated as of May 28, 2020, amends that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among Inozyme Pharma, Inc. (the “Company”) and the Investors identified therein, as amended by Amendment No. 1 thereto , dated as of March 22, 2019 (as so amended, the “IRA”). Capitalized terms used and not defined herein shall have the meanings set forth in the IRA.

WHEREAS, the Company and the Investors desire to amend the IRA to extend by an additional 12 months the date by which the Chief Executive Officer of the Company must relocate to the greater Boston, Massachusetts area; and

WHEREAS, Section 6.5 of the IRA provides that the IRA may be amended, and the obligations of the Company and the rights of the Holders under the IRA may be waived, by a written instrument duly executed by the Company and the holders of a majority of the Registrable Securities then outstanding, including at least one of the Requisite Holders;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned, who constitute the holders required to amend the IRA, and waive obligations of the Company and rights of the Holders thereunder, hereby agree as follows:

1. Amendment to Section 3.10. Section 3.10 of the IRA is hereby deleted in its entirety and the following is inserted in lieu thereof:

“CEO Relocation. Within 12 months following the termination of the travel suspension in effect under Presidential Proclamation 9993 (or any similar travel ban or suspension implemented in response to the COVID-19 pandemic) prohibiting travel from Switzerland to the United States, the Company’s Chief Executive Officer shall be located or relocate to within a reasonable daily commuting distance from the Company’s corporate headquarters in the greater Boston, Massachusetts area.”

2. Waiver of Noncompliance. The Company and the undersigned hereby waive any noncompliance with Section 3.10 of the IRA existing prior to the effectiveness of this Amendment.

3. Entire Agreement. The IRA, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

4. Effectiveness. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the IRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the IRA, shall mean and be a reference to the IRA, as amended hereby. All terms in the IRA that are not explicitly amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed.

5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware as such laws are applied to agreements among Delaware residents entered into and performed entirely within the State of Delaware, without reference to the conflict of laws provisions thereof. The parties agree that any action brought by either party under or in relation to this Amendment, including without limitation to interpret or enforce any provision of this Amendment, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the State of Delaware.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any or all parties may execute this Amendment by telephone line facsimile transmission bearing its signature or by electronic transmission of its signature image in Portable Document Format (“PDF”), and any such signature sent by facsimile transmission or a PDF signature image, if identified, legible and complete, shall be deemed an original signature and each of the other parties is hereby authorized to rely thereon.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INOZYME PHARMA, INC.

By:	/s/ Axel Bolte
Name:	Axel Bolte
Title:	President and Chief Executive Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

LONGITUDE VENTURE PARTNERS III, L.P.

By: Longitude Capital Partners III, LLC
Its: General Partner

Signature:	/s/ Patrick Enright

Print Name:	Patrick Enright

Title:	Managing Member

Signature Page to Amendment No. 2 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

NEW ENTERPRISE ASSOCIATES 15, L.P.

By: NEA Partners 15, L.P.
Its: General Partner

By: NEA 15 GP, LLC
Its: General Partner

Signature:	/s/ Louis Citron

Print Name:	Louis Citron

Title:	Chief Administrative Officer and Chief Legal Officer

NEA VENTURES 2016, LIMITED PARTNERSHIP

Signature:	/s/ Louis Citron

Print Name:	Louis Citron

Title:	Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

NOVO HOLDINGS A/S

Signature:	/s/ Thomas Dyrberg

Print Name:	Thomas Dyrberg, under specific power of attorney

Title:	Managing Partner

Signature Page to Amendment No. 2 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS: PIVOTAL BIOVENTURE PARTNERS FUND I, L.P. By: Pivotal bioVenture Partners Fund I G.P., L.P., its general partner By: Pivotal bioVenture Partners Fund I U.G.P. Ltd, its general partner

By:	/s/ Robert Hopfner
Name:	Robert Hopfner
Title:	Managing Partner

Signature Page to Amendment No. 2 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS: SOFINNOVA VENTURE PARTNERS X, L.P. By: Sofinnova Management X, L.L.C., its General Partner

Signature:	/s/ James I. Healy

Print Name:	James I. Healy

Title:	Managing Member

Signature Page to Amendment No. 2 to Second Amended and Restated Investor Rights Agreement

INOZYME PHARMA, INC.

AMENDMENT NO. 3

TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), dated as of July 17, 2020, amends that certain Second Amended and Restated Investor Rights Agreement, dated as of November 9, 2018, by and among Inozyme Pharma, Inc. (the “Company”) and the Investors identified therein, as amended by Amendment No. 1 thereto, dated as of March 22, 2019, and Amendment No. 2 thereto, dated as of May 28, 2020 (as so amended, the “IRA”). Capitalized terms used and not defined herein shall have the meanings set forth in the IRA.

WHEREAS, the Company and the Investors desire to amend the IRA to add Alexion Pharmaceuticals, Inc. (“Alexion”) as a party thereto; and

WHEREAS, Section 6.5 of the IRA provides that the IRA may be amended, and the obligations of the Company and the rights of the Holders under the IRA may be waived, by a written instrument duly executed by the Company and the holders of a majority of the Registrable Securities then outstanding, including at least one of the Requisite Holders;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned, who constitute the holders required to amend the IRA, and waive obligations of the Company and rights of the Holders thereunder, hereby agree as follows:

1. Additional Party; Amendment of Exhibit A. Upon its execution of this Amendment, Alexion is hereby added as a party to, and agrees to be bound by the terms and conditions of, the IRA, as amended hereby, as an Investor for all purposes thereunder. Exhibit A of the IRA is hereby amended and restated as set forth on Exhibit A attached to this Amendment.

2. Amendment to Section 3.19. The first sentence of Section 3.19 of the IRA is hereby deleted in its entirety and the following is inserted in lieu thereof:

“The Company hereby acknowledges that Longitude and its Affiliates, NEA and its Affiliates, Novo and its Affiliates, Pivotal and its Affiliates, Sanofi and its Affiliates, RA Capital and its Affiliates, Sofinnova and its Affiliates, Cowen Healthcare Investments II LP (“Cowen”) and its Affiliates, Rock Springs and its Affiliates and Alexion Pharmaceuticals, Inc. and its Affiliates (collectively, “Funds”) may invest in entities that operate in markets that may be competitive with the markets in which the Company operates.”

3. Entire Agreement. The IRA, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

4. Effectiveness. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the IRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the IRA, shall mean and be a reference to the IRA, as amended hereby. All terms in the IRA that are not explicitly amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed.

5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware as such laws are applied to agreements among Delaware residents entered into and performed entirely within the State of Delaware, without reference to the conflict of laws provisions thereof. The parties agree that any action brought by either party under or in relation to this Amendment, including without limitation to interpret or enforce any provision of this Amendment, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the State of Delaware.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any or all parties may execute this Amendment by telephone line facsimile transmission bearing its signature or by electronic transmission of its signature image in Portable Document Format (“PDF”), and any such signature sent by facsimile transmission or a PDF signature image, if identified, legible and complete, shall be deemed an original signature and each of the other parties is hereby authorized to rely thereon.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INOZYME PHARMA, INC.

By:	/s/ Axel Bolte
Name:	Axel Bolte
Title:	President and Chief Executive Officer

Signature Page to Amendment No. 3 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

ALEXION PHARMACEUTICALS, INC.

By:	/s/ Aradhana Sarin

Print Name:	Aradhana Sarin

Title:	Chief Financial Officer

Signature Page to Amendment No. 3 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

LONGITUDE VENTURE PARTNERS III, L.P.

By:	Longitude Capital Partners III, LLC

Its:	General Partner

Signature:	/s/ Patrick Enright

Print Name:	Patrick Enright

Title:	Managing Member

Signature Page to Amendment No. 3 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

NEW ENTERPRISE ASSOCIATES 15, L.P.

By:	NEA Partners 15, L.P.
Its:	General Partner

By:	NEA 15 GP, LLC
Its:	General Partner

Signature:	/s/ Louis Citron

Print Name:	Louis Citron

Title:	Chief Legal Officer

NEA VENTURES 2016, LIMITED PARTNERSHIP

Signature:	/s/ Louis Citron

Print Name:	Louis Citron

Title:	Chief Legal Officer

Signature Page to Amendment No. 3 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

NOVO HOLDINGS A/S

Signature:	/s/ Thomas Dyrberg

Print Name:	Thomas Dyrberg, under specific power of attorney
Title:	Managing Partner

Signature Page to Amendment No. 3 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

PIVOTAL BIOVENTURE PARTNERS FUND I, L.P.

By: Pivotal bioVenture Partners Fund I G.P., L.P., its general partner

By: Pivotal bioVenture Partners Fund I U.G.P. Ltd, its general partner

By:	/s/ Robert Hopfner

Name:	Robert Hopfner
Title:	Managing Partner

Signature Page to Amendment No. 3 to Second Amended and Restated Investor Rights Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

INVESTORS:

SOFINNOVA VENTURE PARTNERS X, L.P.

By: Sofinnova Management X, L.L.C., its General Partner

Signature:	/s/ Mike Powell

Print Name:	Mike Powell
Title:	Managing Member

Signature Page to Amendment No. 3 to Second Amended and Restated Investor Rights Agreement